                                                                    Exhibit 99.3
                                                                       Page 8
                  STATEMENT OF SOURCES AND USES OF CASH
..                           FOR MONTH ENDED:                         FORM OPR-3

Case Name: Aerovox, Inc
Case No.:  01-14680 jnf

                                                   26-Jan-02      23-Feb-02       30-Mar-02         27-Apr-02        25-May-02
                                                   ---------      ---------       ---------         ---------        ---------
SOURCES OF CASH
   Net income (loss)                             $(1,112,452)   $  (526,599)    $(1,183,903)       $ (685,874)     $(1,114,196)
                                                 -----------    -----------     -----------        ----------      -----------
      Depreciation and amortization                  286,545        267,909         268,358           268,356          268,355
                                                 -----------    -----------     -----------        ----------      -----------
      Other non-cash                                 337,159                                                           571,851
                                                 -----------    -----------     -----------        ----------      -----------
      Increase in allowance for doubtful
         accounts                                      9,000          9,156        (395,122)           10,000           11,700
                                                 -----------    -----------     -----------        ----------      -----------

OPERATIONS
   Add: Decrease in assets
                                                 -----------    -----------     -----------        ----------      -----------
      Accounts receivable                             63,444              0         200,251            39,296                0
                                                 -----------    -----------     -----------        ----------      -----------
      Inventory, at cost                             392,468        188,497         369,499                 0          294,231
                                                 -----------    -----------     -----------        ----------      -----------
      Prepaid expenses and current assets                  0              0          35,396            34,299           33,950
                                                 -----------    -----------     -----------        ----------      -----------
      Property, plant and equipment                   26,486              0               0                 0                0
                                                 -----------    -----------     -----------        ----------      -----------
      Other (including Intercompany activity)        121,585        208,623         381,795           688,665        5,142,526
                                                 -----------    -----------     -----------        ----------      -----------
   Increases in liabilities:

      Pre petition liabilities                             0              0               0                 0                0
                                                 -----------    -----------     -----------        ----------      -----------
      Post petition liabilities                      128,470        388,052         585,770           275,271          512,204
                                                 -----------    -----------     -----------        ----------      -----------
      Other liabilities per book                           0              0               0                 0                0
                                                 -----------    -----------     -----------        ----------      -----------
   TOTAL SOURCES OF CASH (A)                         252,705        535,639         262,045           630,013        5,720,621
                                                 -----------    -----------     -----------        ----------      -----------

USES OF CASH
   Less: Increase in assets:

      Accounts receivable                                  0       (531,045)              0                 0         (236,531)
                                                 -----------    -----------     -----------        ----------      -----------
      Inventory, at cost                                   0              0               0          (208,783)               0
                                                 -----------    -----------     -----------        ----------      -----------
      Prepaids and other assets                      (64,036)       (19,110)              0                 0                0
                                                 -----------    -----------     -----------        ----------      -----------
      Property, plant, and equipment                       0         (1,480)           (214)           (3,223)               0
                                                 -----------    -----------     -----------        ----------      -----------
      Other (including Intercompany activity)        (29,902)      (217,500)              0          (417,207)        (855,614)
                                                 -----------    -----------     -----------        ----------      -----------
   Decreases in liabilities:

      Pre petition liabilities                      (157,963)      (225,933)       (285,742)                0       (3,200,000)
                                                 -----------    -----------     -----------        ----------      -----------
      Post petition liabilities                            0              0               0                 0                0
                                                 -----------    -----------     -----------        ----------      -----------
      Other liabilities per book                      12,615        (25,761)        (38,503)           30,417         (366,612)
                                                 -----------    -----------     -----------        ----------      -----------
   TOTAL USES OF CASH (B)                           (239,286)    (1,020,829)       (324,459)         (598,797)      (4,658,757)
                                                 -----------    -----------     -----------        ----------      -----------
NET SOURCE (USE) OF CASH (A-B=NET)                    13,419       (485,191)        (62,414)           31,216        1,061,864
                                                 -----------    -----------     -----------        ----------      -----------
CASH-BEGINNING BALANCE (See OPR-1)                 4,019,747      4,033,165       3,547,975         3,485,561        3,516,777
                                                 -----------    -----------     -----------        ----------      -----------
CASH-ENDING BALANCE (See OPR-1)                  $ 4,033,165    $ 3,547,975     $ 3,485,561        $3,516,777      $ 4,578,641
                                                 ===========    ===========     ===========        ==========      ===========

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